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                                                                  EXHIBIT 10.28




                        KARTS INTERNATIONAL INCORPORATED

                                November 8, 1996

Argent Securities, Inc.
3340 Peachtree Road, N.E.
Suite 450
Atlanta, Georgia 30326

Gentlemen:

     Karts International Incorporated, a corporation organized and existing under the laws of the state of Nevada (the "COMPANY"), hereby confirms its agreement with you (the "PLACEMENT AGENT") as follows:

     1. Description of Transaction. The Company will offer for sale (the "OFFERING") to a limited number of persons meeting certain criteria for "accredited investor" status (as more fully described in the Confidential Private Placement Memorandum dated October 28, 1996, and any exhibits annexed thereto (collectively, the "MEMORANDUM")), an aggregate of twenty-five (25) units ("UNITS"), each Unit at a price of $25,000. Each Unit consists of one share of the Company's convertible Preferred Stock ("Preferred Stock") and 10,000 redeemable common stock purchase warrants (the "WARRANTS"). The Company anticipates filing a registration statement with the Securities and Exchange Commission ("COMMISSION") pursuant to which it will conduct a public offering of its stock (the "PUBLIC OFFERING"). The minimum investment is one Unit or Twenty-Five Thousand Dollars ($25,000) subject to exception in the discretion of the Placement Agent and the Company on a case-by-case basis. The Units are more fully described in the Memorandum. Capitalized words not defined herein shall have the meaning set forth in the Memorandum.

     2. Appointment of the Placement Agent. The Company hereby appoints the Placement Agent as its exclusive agent to offer and sell the Units on a "best efforts -- all or none" basis, as set forth in Section 3(d) below. The Placement Agent, on the basis of the representations, warranties, covenants and agreements of the Company, and subject to the conditions contained herein, accepts such appointment and agrees to use its best efforts to sell the Units. It is understood that the Placement Agent has no commitment to sell the Units other than to use its best efforts.

     3. Purchase. Sale and Delivery of the Units. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:

          (a) Regulation D Offering. Neither the offer nor the sale of the Units has been or will be registered with the Securities and Exchange Commission. The Units will be offered and sold in reliance upon the exemption from registration provided by Regulation D ("Reg






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     D") adopted under the Securities Act of 1933, as amended (the "Act"), and will only be sold to "accredited investors" as such term is defined under Reg D; the Units will be offered for sale only in states in which the Units have been qualified or registered for sale or are exempt from such qualification or registration; and the Company will provide to the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with applicable state and federal statutes and regulations.

             (b) Subscription for the Units. Subscription for the Units shall occur by execution and delivery by the subscriber (the "Subscriber") of a Subscription Agreement Questionnaire and Investment Representation (the "Subscription Agreement") in the form annexed to the Memorandum together with such other documents and instruments as are set forth in the Memorandum.

             (c) Segregation of Funds. Each Subscriber for the Units shall tender a check payable to "Karts International Incorporated, Escrow Account" or wire transfer funds in respect of the amount of the Units subscribed for, which funds shall be held in an interest bearing special bank account (the "Escrow Account") in Fidelity National Bank or such other commercial bank as the Placement Agent shall determine (the "Bank") until the conclusion of the Offering as set forth in the Memorandum. All fees charged by the Bank in connection with the Bank's performance of the functions specified in this Section 3(c), if any, shall be paid by the Company out of the proceeds of the Offering.


             (d) Closing: Termination of Offering. The "Closing" shall occur at such time as the Offering is completed, but not later than November 29, 1996 (unless otherwise extended for an additional 30 day period by the Company and the Placement Agent ("Termination Date")). The Company shall deliver to the Placement Agent on the Closing Date on behalf of the Subscribers, the Units pursuant to Paragraph 1 of this Agreement against payment therefor, after deducting the amounts set forth in Paragraph 4. If on or before the Termination Date, the Offering is not subscribed for, the Offering shall be terminated and all amounts contained in the Escrow Account will be returned to the Subscribers with interest and without deduction. In the event of such termination of the Offering of the Units, all terms of this Agreement shall be automatically terminated and neither party shall have any further obligation to the other party under this




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     Agreement other than the Company's obligation to pay expenses as set forth herein.

     4. Compensation of Placement Agent. As compensation for its services rendered as Placement Agent under this Agreement, and subject to the occurrence of the sale of all of the Units as provided herein, the Placement Agent shall receive the following:

          (a) A sales commission equal to eight percent (8%) of the aggregate gross proceeds of the Offering payable by deducting the sales commission from the gross proceeds on the Closing Date. "Gross Proceeds" is defined as the total price paid by Subscribers for the Units.

          (b) A one-time investment banking fee equal to four percent (4%) of the gross proceeds of the Offering.

          (c) On the Closing Date, the Placement Agent will deduct from the payment for the Units three (3%) percent of the gross proceeds of the Units (less such monies as have been previously paid by the Company to the Placement Agent), as payment for the Placement Agent's non-accountable expense allowance relating to the transactions contemplated hereby.

     5. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agent that:

          (a) Memorandum. The Company has prepared a Memorandum and its related exhibits, which may be supplemented from time to time, which contains information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations, including without limitation:

               (i)    Terms of the Offering;

               (ii)   A description of the Units;

               (iii)  A description of the business conducted by the Company;

               (iv)   The financial condition of the Company;

               (v)    Past activities of the Company;

               (vi) Commissions and compensation to be paid to the Placement Agent in connection with this Offering;




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               (vii)   Disclosure in each instance of material contracts,
     agreements or other business arrangements, which affect or are related to the business conducted and to be conducted by the Company;

               (viii) Information regarding the Company, its management, material obligations, liabilities, any pending or threatened lawsuits or proceedings, and recent material adverse changes in its financial condition; and


               (ix) Any appropriate legends and such other information or material as the Placement Agent may deem necessary or desirable to be included therein.


     The Memorandum, including all exhibits thereto, as of its date and at all times subsequent thereto up to and including the Termination Date does not and will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b) Additional Information. The Company has provided, and shall provide to the Placement Agent, such information, documents and instruments as may be required under Sections 4(2) and 4(6) of the Act and Reg D for an offer made to accredited investors.

          (c) Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, with full power and authority, corporate and other, and with all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business as described in the Memorandum.

          (d) Governmental Authority. Except for the filing of the Form D under the Act and other than as may be required under applicable state securities or Blue Sky laws, no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body, is required for the valid authorization, issuance sale and delivery of the Units to Subscribers to the Placement Agent and the consummation by the Company of the transactions contemplated by this Agreement.

          (e) Corporate Authorization. The Company has full power and authority, corporate and other, to (i) execute, deliver and perform this Agreement, (ii) offer and sell the Units, and (iii) consummate the



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     transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the offer and sale of the Units, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms of this Agreement, and the Units, have been duly authorized by all necessary corporate action, and each of this Agreement and, the Units has been duly executed and delivered by the Company. Each of this Agreement and the offer and sale of the Units is the valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth herein may be limited by the federal securities laws of the United States or state securities laws or public policy underlying such laws. The execution, delivery and performance of this Agreement, and the offer and sale of the Units by the Company, and the consummation by the Company of the transactions herein and therein contemplated in the manner described by the Memorandum and the compliance by the Company with the terms of this Agreement, and the Units, do not, and will not, with or without the giving of notice or the lapse of time, or both, (a) result in any violation of the Articles of Incorporation or Bylaws of the Company, (b) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected; (c) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or its business; or
     (d) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

          (f) Capitalization. The Company had, at the date or dates indicated in the Memorandum and in its financial statements attached as an exhibit to the Memorandum, a duly authorized and outstanding capitalization as set forth therein. The outstanding shares of the Company's common stock, par value $0.001 per share ("COMMON





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     STOCK"), and preferred stock when issued shall have been duly authorized and validly issued. All such outstanding shares of Common Stock and Preferred Stock, when and if issued, are fully paid and nonassessable. None of such outstanding shares of Common Stock and Preferred Stock, when and if issued, have been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of such outstanding shares of Common Stock and Preferred Stock, when and if issued, were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws, or exempt from such registration requirements. The authorized shares of outstanding Common Stock and Preferred Stock conform to the description thereof contained in the Memorandum. Except as described in the Memorandum, no holder of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered. Except as set forth in the Memorandum, on the Termination Date there will be no outstanding options or warrants for the purchase of, or other outstanding rights to purchase, Common Stock, Preferred Stock or securities convertible into Common Stock or Preferred Stock.

          (g) Authorization of the Units, the Preferred Stock, and the Warrants. The issuance and sale of the Units, the Preferred Stock, and the Warrants have been duly authorized, and when the Units, the Preferred Stock, and the Warrants have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Units, the Preferred Stock, and the Warrants will be validly issued, fully paid and nonassessable. The Units, the Preferred Stock, and the Warrants will not be subject to preemptive rights of any security holder of the Company. Except as set forth in the Memorandum, on the Termination Date, there will be no outstanding warrants or options for the purchase of, or other outstanding rights to purchase Common Stock or Preferred Stock or securities convertible into Common Stock or Preferred Stock. The Units, the Preferred Stock, and the Warrants conform to the description thereof contained in the Memorandum, and such description conforms to the terms set forth in the Memorandum and Articles of Incorporation of the Company.

          (h) Noncontravention. The Company is not in violation of, or in default under, (i) any term or provision of its Articles of Incorporation, as amended; (ii) any material term or provision or any financial covenants of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties or business is or may be bound or affected; or (iii) any existing material applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or



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     foreign, having jurisdiction over the Company or any of its properties or businesses. The Company owns, possesses or has obtained all material governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as currently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best of the Company's knowledge, threatened, nor is there any basis therefor, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations.

          (i) Litigation. Except as set forth in the Memorandum, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending, or, to the best of the Company's knowledge, threatened, against the Company or involving the properties or business of the Company, which, if determined adversely to the Company, would, individually or in the aggregate, result in any material adverse change in the financial position, shareholders' equity, results of operations, properties, business, management or affairs of the Company, or which question the validity of the capital stock of the Company, or this Agreement, or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement; nor, to the best of the Company's knowledge, is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company or its properties or business is bound or subject.

          (j) Financial Statements. The financial statements and schedules and notes thereto included in the Memorandum are complete, correct and present fairly the financial position of the Company as of the dates thereof, and the results of operations and changes in financial position of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated in the Memorandum.

          (k) Liabilities. Except as and to the extent reflected or reserved against in the financial statements of the Company included in the



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     Memorandum, the Company as of July 31, 1996, had no material liabilities, debts, obligations or claims asserted against it, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities on account of taxes, other governmental charges or lawsuits brought subsequent to such date but before the date hereof. Subsequent to July 31, 1996, the Company has not incurred liabilities or debts or obligations of any nature whatsoever other than those incurred in the ordinary course of its business, loans from shareholders as described in the Company's financial statements and those pertaining to the Offering.

          (l) Taxes. The Company has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns which are required to be filed (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) or has duly obtained extensions of time for the filing thereof, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; and the provisions for taxes payable, if any, shown on the consolidated financial statements contained in the Memorandum are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. The Company has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable. Except as disclosed in writing to the Placement Agent, the Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company.

          (m) Conduct of Business. Since the respective dates as of which information is given in the Memorandum, the Company has not (i) incurred any obligation or liability (absolute or contingent) except obligations and liabilities incurred in the ordinary course of the operation of business of the Company as carried on at and prior to such date and those pertaining to the Offering; (ii) canceled, without payment in full, any notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of



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     business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its properties, tangible or intangible, or rights under any contract, permit, license, franchise or other agreement other than sales or other dispositions of goods or services in the ordinary course of business at customary terms and prices; (iv) increased compensation payable to any of its officers, directors or other employees (including in the term "compensation," salaries, fringe benefits, pensions, profit participations and payments or benefits of any kind whatsoever) other than in the ordinary course of business; (v) entered into any line of business other than that conducted by it on such date or entered into any transaction not in the ordinary course of its business;
     (vi) conducted any line of business in any manner except by transactions customary in the operation of its business as conducted on such date; or
     (vii) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock.

          (n) Properties. The Company has good and marketable title in fee simple to all real and personal property (tangible and intangible) owned by it, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except such as are described in the Memorandum or such as do not materially affect the value or transferability of such property and do not interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable only with such exceptions as are not material and do not interfere with the use of such property made, or proposed to be made, by the Company, and all rentals, royalties or other payments accruing thereunder which became due prior to the date of this Agreement have been duly paid, and neither the Company nor, to the best of the Company's knowledge, any other party is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. The Company has not received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar businesses located in its geographical area.

          (o) Contracts. Except as set forth in the Memorandum, each contract or other instrument (however characterized or described) to which the Company is a party or by which its properties or businesses is


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     or may be bound or affected and to which reference is made in the
     Memorandum has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms, and none of such contracts or instruments has been assigned by the Company and neither the Company nor, to the best of the Company's knowledge, any other party is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

          None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment/order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses.

          (p) Employment Agreements. The employment, confidentiality and non-competition agreements between the Company and certain of its officers, described in the Memorandum are binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity.

          (q) Benefit Plans. Except as set forth in the Memorandum, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements.

          (r) Contributions. The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or
     (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

          (s) Reg D Qualification; Offering Documents. The offer and sale of the Units by the Company has satisfied and on the Closing Date will have satisfied, all of the requirements of Reg D and the Company is not disqualified from the exemption under Rule 506 contained in Reg D by virtue of the disqualification contained in Rule 507. The



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     Memorandum does not contain an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (t) Finder's Fee. The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

          (u) Intangibles. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, rights, trade secrets, confidential information, processes and formulations used or proposed to be used in the conduct of its business as described in the Memorandum (collectively the "Intangibles"); to the best of the Company's knowledge the Company has not infringed and is not infringing upon the rights of others with respect to the Intangibles, and the Company has not received any notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles; and the Company has not received any notice of conflict with the asserted rights of others with respect to the Intangibles which could, singly or in the aggregate, materially adversely affect its business as presently conducted or prospects, financial condition or results of operations and the Company knows of no basis therefor; and, to the best of the Company's knowledge, no others have infringed upon the Intangibles.

          (v) Labor Relations. To the best of the Company's knowledge, no labor problem exists with the Company's employees or is imminent which could adversely affect the Company.

          (w) No Adverse Change. Since the respective dates as of which information is given in the Memorandum and the Company's latest financial statements, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and has not sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Memorandum, there have not been, and prior to the Closing Date there will not be, any changes in the capital stock or any material increases in the long-term debt of the Company or any material adverse change in or affecting the general affairs, management, financial condition, shareholders' equity, results of





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     operations or prospects of the Company, otherwise than as set forth or contemplated in the Memorandum.

          (x) Regulatory Matters. Except as set forth in the Memorandum, the Company (i) is in all material respects in compliance with the provisions of all federal, state, local and foreign laws, rules and regulations; (ii) has all authorizations, approvals, consents, orders, registrations, licenses or permits of any domestic and foreign court or governmental agency or body relating to matters which are necessary or required to conduct its business; and (iii) has had no material liabilities, debts, obligations or claims asserted against it, whether accrued, absolute, contingent or otherwise, and whether due or to become due, on account of regulatory matters. All information contained in the Memorandum with respect to regulatory authorities, federal, state and foreign laws, and rules and regulations is accurate, complete and true in all material respects and does not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Any certificate signed by an officer of the Company and delivered to the Placement Agent, or to counsel for the Placement Agent, shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

     6. Covenants.

          (a) Memorandum. The Company will furnish the Placement Agent, without charge, as many copies of the Memorandum (and any amended or supplemental Memorandum) as the Placement Agent may reasonably request. If any event occurs as the result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify the Placement Agent thereof, and furnish to the Placement Agent in such quantities as may be reasonably requested, an amendment or amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law. Except as may be necessary to comply with applicable federal and state securities laws, no copies of the Memorandum., or any exhibit thereto, or any material prepared by the Company in connection with the Offering will be given without the prior written permission of the Placement Agent, by the



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     Company or its counsel or by any principal or agent of the Company to any person not a party to this Agreement, unless such person is a director or principal shareholder of, or directly employed by, the Company.

          (b) State Securities Registration. The Company will provide Placement Agent's counsel with all information which such counsel determines to be necessary and otherwise cooperate with such counsel in order to qualify or register the Units for sale under the securities laws of the states in which offers or sales will be made or to take any necessary action and shall have Company counsel file any necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdictions. The Company will promptly advise the Placement Agent:

               (i) If any securities regulator of any state shall make a request or suggestion of or to the Company for any amendment to the Memorandum or any registration materials or for any additional information, including the nature and substance thereof; and

               (ii) Of the issuance of a stop order suspending the qualification of the Units for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use reasonable commercial efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest practicable date.

     The Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives any additional information, documents and instruments which the Placement Agent shall deem necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Units are to be offered for sale or sold. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. The Placement Agent will not make offers or sales of the Units in any jurisdiction in which the Units have not been qualified or registered, or are not exempt from such qualification or registration.

          (c) Use of Proceeds. The Company will not use any portion of the proceeds derived from the proposed Offering to repay any indebtedness, other than as set forth in the Memorandum.

          (d) Reg D Compliance. The Company will comply in all respects with the terms and conditions of Reg D and applicable state securities laws with respect to the Offering and the sale of the Units only to "accredited investors" as set forth in the Memorandum.

          (e) Restriction on Issuance of Securities. Except as set forth in the Memorandum, during the period commencing on the date hereof and terminating 90 days after the termination of the proposed Offering, the Company will not, without the prior written consent of the Placement Agent, issue additional shares of Common Stock or issue or grant warrants, options or other securities of the Company for the purchase of, exchangeable for or convertible into shares of Common Stock.

          (f) No Anti-Dilution Adjustment. The issuance of the Units will not give any holder of any of the Company's outstanding options, warrants, or other convertible securities or rights to purchase shares of the Company's Stock, the right to purchase any additional shares of Common Stock and/or the right to purchase shares at a reduced price.

          (g) Financial Statements. Until the earlier of (i) one (1) year from the date hereof or (ii) the consummation of the Public Offering, the Company will deliver to the Placement Agent no later than the 20th day of each month financial statements with a comparison to the budget for the current month and explanatory notes of any deviation from the budget of more than 10% or a single item of more than $50,000.

          (h) No Encumbrances. Until the earlier of (i) one (1) year from the date hereof or (ii) the consummation of the Public Offering, the Company will not further pledge any of its assets or further encumber its properties, without the Placement Agent's prior written approval, which approval will not be unreasonably withheld.

          (i) Restricted Activities. Without the Placement Agent's prior written approval, which approval will not be unreasonably withheld, the Company shall not do any of the following, until the earlier of (i) one
     (1) year from the date hereof or (ii) the consummation of the Public
     Offering:

               (i) Incur any additional indebtedness for borrowed money, exclusive of borrowing under this agreement, or incur any additional indebtedness which by its terms matures more than 12 months from the date of creation thereof.

               (ii) Enter into any merger or consolidation where the Company is not the survivor, or sell or lease all or substantially all of its assets.

               (iii) Guarantee, endorse, or otherwise become surety for any obligation of others, except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

               (iv)   Sell receivables with or without recourse.

     7. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) Due Qualification or Exemption. (i) The Offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to Section 6(b) above not later than the Termination Date, and (ii) at the Termination Date no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

          (b) No Material Misstatements. The Placement Agent will not have notified the Company that the Blue Sky qualification materials or the Memorandum, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein not misleading;

          (c) Compliance with Agreements. The Company will have complied with all agreements and-satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (d) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the commencement of the Offering contemplated hereby;

          (e) Certificate of President. At the Termination Date, the Company will have delivered a certificate of its President to the effect set forth in the preamble and subparagraphs (b), (c) and (d) of this
     Section 7;

          (f) Opinion of Counsel. On the Termination Date, the Placement Agent will have received from George Diamond, Esquire ("Company Counsel") a signed opinion, dated as of such Closing Date, reasonably satisfactory to Placement Agent's counsel, to the effect that:

               (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, with full power and authority, corporate and other, and, to the best of Company Counsel's knowledge, after due investigation, to own or lease and operate its properties and to conduct its business as described in the Memorandum.

               (ii) The Company has full power and authority, corporate and other, to execute, deliver and perform this Agreement and the Units and to consummate the transactions contemplated hereby and thereby.

               (iii) The execution, delivery and performance of this Agreement and the Units, by the Company, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms of this Agreement and the Units do not, and will not, with or without the giving of notice or the lapse of time, or both, result in a violation of the Articles of Incorporation of the Company.

               (iv) All corporate action required to be taken for the authorization, issuance and sale of the Units has been duly, validly and sufficiently taken. The Units are not subject to preemptive rights of any security holder of the Company. The certificates representing the Units, the Notes, and the Common Stock are in proper legal form.

               (v) Upon delivery of the Units to the Subscribers against full payment therefor as provided in this Agreement, the Subscribers will acquire good title to the Units and clear of all liens, encumbrances, equities, security interests and claims, other than such liens, encumbrances, equities, security interests or claims placed on the securities by the Subscriber therefor.

               (vi) Company Counsel has inspected the questionnaires delivered to and completed by Subscribers in connection with their proposed investment in the Units.

               (vii) Company Counsel has participated in reviews and discussions in connection with the preparation of the Memorandum, and in the course of such reviews and discussions, no facts came to its attention which lead it to believe that the Memorandum (except as to the financial statements as to which Company Counsel need not express an opinion), on the Termination Date, contained any untrue statement of a material fact, or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (viii) To the best of Company Counsel's knowledge, after due investigation, the issuance of the Units in the Offering will not give any holder of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's Common Stock the right to purchase shares at a reduced price.

               In rendering its opinion, Company Counsel may rely upon (1) opinions of counsel acceptable to Placement Agent's counsel with respect to matters relating to the laws of any and all foreign jurisdictions, and (2) the certificates of government officials and officers of the Company as to matters of fact; provided that Company Counsel shall state that they have no reason to believe, and do not believe, that they are not justified in relying upon such opinions or such certificates of government officials and officers of the Company as to matters of fact, as the case may be.

     8. Conditions of the Company's Obligations. The obligations of the Company hereunder will be subject to the accuracy of the representations and warranties of the Placement Agent contained herein as of the date hereof and as of the Closing Date, to the performance by the Placement Agent of its obligations hereunder and to the following additional conditions:

          (a) Approval of Subscribers. The Company shall have approved, which approval shall not be unreasonably withheld, each purchaser of the Units;

          (b) Absence of Certain Events. No stop order suspending the sale of Units has been issued, and no proceeding for that purpose will have been initiated or threatened;

          (c) No Material Misstatements. The Company will not have notified the Placement Agent that the Blue Sky qualification materials, or the Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact, which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, in each case only with respect to information contained therein concerning the Placement Agent; and

          (d) Blue Sky List. The Placement Agent will have delivered to the Company a list of states in which the financing may be made.

     9. Expenses of Sale. The Company will pay or cause to be paid all costs and expenses incident to the Units, whether or not the Offering contemplated hereby is consummated, including, without limitation, the fees, disbursements and expenses of (a) its counsel and accountants, (b) preparing, printing, or otherwise reproducing, and mailing, the Memorandum, and other appropriate documents, and any amendments or supplements thereto (all in such quantities as the Placement Agent may require), (c) registering or qualifying the Units for offer and sale in the applicable states, as specified by the Placement Agent, or obtaining exemptions therefrom, and the fees, expenses and disbursements of Company Counsel in connection therewith, (d) all taxes, if any, on the issuance of the Units, and (e) all other expenses relating to the Offering of the Units, except the Placement Agent will pay all of its expenses including its counsel.

     10. Indemnification and Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any blue sky application or other document executed by the

     Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to the Placement Agent in the preparation of the Memorandum or any such Blue Sky Application.

          (b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application, or
     (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to the Placement Agent in the preparation of the Memorandum or any such Blue Sky Application.

          (c) Procedure. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 10 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
     Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a single counsel to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties thereof against the indemnifying party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party which consent shall not be unreasonably withheld.

          (d) Contribution. If the indemnification provided for in this Section 10 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the

     Placement Agent on the other hand, from the Offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions, but before deducting expenses) received by the Company, bear to the commissions received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (e) Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

     11. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closing hereunder, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Act or by the Company or any person who controls the Company within the meaning of the Act, and will survive delivery of the securities constituting the Units hereunder and any termination of this Agreement.

     12. Termination by Placement Agent. The Placement Agent will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Closing Date:

under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     17. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

     18. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

     19. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understanding relating thereto, are superseded hereby. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

     20. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

     21. Law. This Agreement will be deemed to have been made and delivered in Atlanta, Georgia and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Georgia. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this letter will be instituted exclusively in the Superior Court for Fulton County, Georgia, or in the United States District Court for the Northern District of Georgia, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Superior Court for Fulton County, Georgia and the United States District Court for the Northern District of Georgia in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Superior Court for Fulton County, Georgia or in the United States District Court for the Northern District of Georgia and agrees that service of process upon the Company mailed by certified mail to the Company's address will be deemed in every respect effective service of process upon the Company, in any suit, action or proceeding.

If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.

                                   KARTS INTERNATIONAL INCORPORATED


                                   By: /s/ V. LYNN GRAYBILL
                                      ------------------------------
                                   Name:   V. Lynn Graybill
                                   Title:  President

CONFIRMED AND  ACCEPTED:

ARGENT SECURITIES, INC.


By: /s/ L. PHILLIPS REAMES
   ----------------------------
Name:   L. Phillips Reames
Title:  Chairman








                                      -24-